Filed pursuant to Rule 497

File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 6 dated December 19, 2018

To

Prospectus dated September 25, 2018

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated September 25, 2018, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in our common stock.

DECREASE IN PUBLIC OFFERING PRICE

On December 18, 2018, we decreased our public offering price from $9.60 per share to $9.55 per share, based on a net offering price of $9.07 per share (net of selling commissions and dealer manager fees), which closely approximates an estimated net asset value per share of $8.86. This decrease in the public offering price will become effective on our December 19, 2018 weekly closing and will be first applied to subscriptions received from December 12, 2018 through December 18, 2018. In accordance with our previously disclosed share pricing policy, certain of our directors determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 2.5% below our then-current net offering price.

DISTRIBUTIONS

Although we decreased our public offering price on December 18, 2018 from $9.60 per share to $9.55 per share, we will maintain the amount of weekly cash distributions payable to shareholders of $0.014067 per share resulting in an annual distribution rate of 7.66% (based on the $9.55 per share public offering price).

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support from CION Investment Management, LLC (“CIM”), which is subject to recoupment.  On January 2, 2018, we entered into an expense support and conditional reimbursement agreement with CIM for purposes of (i) replacing CION Investment Group, LLC ("CIG") and Apollo Investment Management, L.P. ("AIM") with CIM as the expense support provider pursuant to the terms of the expense support and conditional reimbursement agreement; and (ii) extending the termination date to December 31, 2018.  To date, distributions have not been paid from offering proceeds or borrowings. In certain prior periods, if expense support from CIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof.  We have not established limits on the amount of funds we may use from available sources to make distributions. Through December 31, 2014, a portion of our distributions resulted from expense support from CIG, and future distributions may result from expense support from CIM, each of which is subject to repayment by us within three years. For the years ended December 31, 2015, 2016, and 2017, none of our distributions resulted from expense support from CIG or AIM. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or CIM continues to provide such expense support. Shareholders should also understand that our future repayments of expense support will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  CIM has no obligation to provide expense support to us in future periods.

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